Short-term Investment And Investments Under Fair Value - Schedule of Investments Under Fair Value (Details) ¥ in Thousands, $ in Thousands	Feb. 29, 2024 CNY (¥)	Feb. 29, 2024 USD ($)	Feb. 28, 2023 CNY (¥)
Investments, Fair Value Disclosure [Abstract]
Short-term investments under fair value	¥ 82,791	$ 11,502	¥ 156,639
Total	82,791	11,502	156,639
Long-term investments under fair value-current	14,122	1,962	135,201
Long-term investments under fair value-non-current	94,817	13,173	13,583
Total	¥ 108,939	$ 15,135	¥ 148,784